Exhibit 99.2

Assured Guaranty Ltd.

Financial Supplement

Second Quarter 2007

June 30, 2007

This supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. (“Assured” or “the Company”) with the Securities and Exchange Commission, including our 10-Q’s dated March 31, 2006, June 30, 2006, September 30, 2006 and March 31, 2007 and our 10-K for the year ended December 31, 2006.

Some amounts in this Financial Supplement may not add due to rounding.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements.  For example, the Company’s forward looking statements, including its calculations of adjusted book value, present value of financial guaranty gross written premiums (“PVP”), net present value of estimated future installment premiums in force, total estimated net future premium earnings, and statements regarding ratings improvement and the growth of the direct business could be affected by many events.  These events include a significant reduction in the amount of reinsurance ceded by one or more of our principal ceding companies, rating agency action such as a ratings downgrade, difficulties with the execution of the Company’s business strategy, contract cancellations, developments or volatility in the world’s financial and capital markets, more severe or frequent losses associated with products affecting the adequacy of the Company’s loss reserves, changes in regulation or tax laws, governmental actions, natural catastrophes, the Company’s dependence on customers, decreased demand or increased competition, loss of key personnel, technological developments, the effects of mergers, acquisitions and divestitures, changes in accounting policies or practices, changes in general economic conditions, other risks and uncertainties that have not been identified at this time, management’s response to these factors, and other risk factors identified in the Company’s filings with the Securities and Exchange Commission.  Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the dates on which they are made.  The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Assured Guaranty Ltd.

Selected Financial Highlights

(dollars and shares in millions, except per share amounts)

	Quarter Ended June 30,		% Change versus	Six Months Ended June 30,		% Change versus
	2007	2006	2Q-06	2007	2006	YTD 2006
Gross written premiums (GWP) analysis:
Present value of GWP (PVP) (a)	$125.3	$148.4	(16)%	$232.1	$210.2	10%
Less: Financial guaranty installment premium PVP	72.9	70.8	3%	150.1	115.0	31%
Upfront financial guaranty GWP	52.4	77.6	(32)%	82.0	95.2	(14)%
Plus: Financial guaranty installment GWP	35.8	32.5	10%	74.4	63.9	16%
Financial guaranty GWP	88.2	110.1	(20)%	156.4	159.1	(2)%
Plus: Mortgage guaranty segment GWP	0.5	1.2	(58)%	1.5	3.8	(61)%
Plus: Other segment GWP	0.1	0.1	0%	3.4	3.9	(13)%
Total GWP	$88.8	$111.5	(20)%	$161.4	$166.9	(3)%

Net income	$32.8	$44.5	(26)%	$71.8	$79.4	(10)%
Less: After-tax realized losses on investments	(1.3)	(0.8)	63%	(1.5)	(1.4)	7%
Less: After-tax unrealized (losses) gains on derivatives	(12.7)	4.3	NM	(19.6)	4.2	NM
Operating income (b)	$46.7	$41.0	14%	$92.8	$76.7	21%

Book value	$1,694.8	$1,682.8	1%
Plus: Net unearned premium reserve, after tax (1)	593.1	507.9	17%
Plus: Net present value of estimated future installment premiums in-force, after tax (d)	474.9	365.9	30%
Less: Deferred acquisition costs (DAC), after tax	197.5	177.9	11%
Adjusted book value (c)	$2,565.3	$2,378.7	8%

ROE, excluding AOCI	7.9%	10.7%		8.7%	9.6%
Less: After-tax realized losses on investments	(0.3)%	(0.2)%		(0.2)%	(0.2)%
Less: After-tax unrealized (losses) gains on derivatives	(3.0)%	1.0%		(2.4)%	0.5%
Operating ROE, excluding AOCI (b)	11.2%	9.9%		11.3%	9.3%

Per diluted share:
Net income	$0.47	$0.60	(22)%	$1.04	$1.06	(2)%
Less: After-tax realized losses on investments	(0.02)	(0.01)	100%	(0.02)	(0.02)	0%
Less: After-tax unrealized (losses) gains on derivatives	(0.18)	0.06	NM	(0.28)	0.06	NM
Operating income (b)	$0.68	$0.55	24%	$1.35	$1.03	31%

Book value	$24.98	$22.98	9%
Plus: Net unearned premium reserve, after tax (1)	8.74	6.94	26%
Plus: Net present value of estimated future installment premiums in-force, after tax (d)	7.00	5.00	40%
Less: DAC, after tax	2.91	2.43	20%
Adjusted book value (c)	$37.82	$32.48	16%

Additional information:
Shares outstanding at the end of period (2)	67.8	73.2	(7)%
Weighted average basic shares outstanding	67.8	73.6	(8)%	67.7	73.7	(8)%
Weighted average diluted shares outstanding	69.2	74.4	(7)%	69.0	74.6	(8)%

Consolidated net debt service outstanding	$215,125	$160,388	34%
Consolidated net par outstanding	143,155	115,611	24%
Consolidated claims-paying resources	3,557	3,206	11%
Gross par written	13,310	15,283	(13)%	23,672	23,412	1%

(1)  Unearned premium reserve (UPR) less pre-paid reinsurance premiums, after tax.

(2)  6/30/07 shares outstanding excludes 1.2 million of nonvested restricted stock and 6/30/06 shares outstanding excludes 1.2 million of nonvested restricted stock, which is considered not issued under FAS 123R.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

NM = Not meaningful

Assured Guaranty Ltd.

Consolidated GAAP Income Statements

(dollars and shares in millions, except per share amounts)

	Quarter Ended June 30,		% Change versus	Six Months Ended June 30,		% Change versus
	2007	2006	2Q-06	2007	2006	YTD 2006

Revenues
Gross written premiums	$88.8	$111.5	(20)%	$161.4	$166.9	(3)%

Net written premiums	84.9	110.3	(23)%	153.3	161.1	(5)%

Net earned premiums	54.2	48.2	12%	108.1	96.2	12%
Net investment income	30.9	27.3	13%	62.3	53.5	16%
Total revenues	85.1	75.5	13%	170.4	149.7	14%

Expenses
Loss and loss adjustment expenses	(9.1)	(6.5)	40%	(13.8)	(6.9)	100%
Profit commission expense	0.9	1.7	(47)%	2.5	3.0	(17)%
Acquisition costs	10.9	11.3	(4)%	21.7	22.1	(2)%
Other operating expenses	18.8	15.6	21%	39.5	32.8	20%
Interest and related expenses	6.5	4.1	59%	13.1	8.0	64%
Total expenses	28.0	26.2	7%	63.0	59.0	7%

Income before provision for income taxes	57.1	49.3	16%	107.4	90.7	18%

Total provision for income taxes	10.4	8.3	25%	14.6	14.0	4%

Operating income (b)	46.7	41.0	14%	92.8	76.7	21%

After-tax realized losses on investments	(1.3)	(0.8)	63%	(1.5)	(1.4)	7%
After-tax unrealized (losses) gains on derivatives	(12.7)	4.3	NM	(19.6)	4.2	NM

Net income	$32.8	$44.5	(26)%	$71.8	$79.4	(10)%

Per diluted share
Operating income (b)	$0.68	$0.55	24%	$1.35	$1.03	31%
After-tax realized losses on investments	(0.02)	(0.01)	100%	(0.02)	(0.02)	0%
After-tax unrealized (losses) gains on derivatives	(0.18)	0.06	NM	(0.28)	0.06	NM
Net income	$0.47	$0.60	(22)%	$1.04	$1.06	(2)%

Effect of refundings
Earned premiums from refundings	$6.4	$1.7	276%	$11.3	$5.3	113%
Net income effect	$3.2	$0.8	300%	$5.2	$2.4	117%
Net income per diluted share effect	$0.05	$0.01	400%	$0.08	$0.03	167%

Weighted average shares outstanding
Basic shares outstanding	67.8	73.6	(8)%	67.7	73.7	(8)%
Plus: effect of options	0.7	0.5	40%	0.7	0.5	40%
Plus: effect of restricted stock	0.7	0.3	133%	0.6	0.4	50%
Diluted shares outstanding	69.2	74.4	(7)%	69.0	74.6	(8)%

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

NM = Not meaningful

Assured Guaranty Ltd.

Consolidated GAAP Balance Sheets

(dollars in millions)

	As of :
	June 30, 2007	December 31, 2006
Assets
Fixed maturity securities, at fair value	$2,422.6	$2,331.1
Short-term investments, at cost which approximates fair value	63.2	134.1
Total investments	2,485.8	2,465.1

Cash and cash equivalents	23.7	4.8
Accrued investment income	25.8	24.2
Deferred acquisition costs	224.8	217.0
Prepaid reinsurance premiums	11.0	7.5
Reinsurance recoverable on ceded losses	10.4	10.9
Premiums receivable	38.7	41.6
Goodwill	85.4	85.4
Unrealized gains on derivative financial instruments	37.2	52.6
Other assets	29.7	26.2
Total assets	$2,972.5	$2,935.3

Liabilities and shareholders’ equity
Liabilities
Unearned premium reserves	$693.4	$644.5
Reserves for losses and loss adjustment expenses	108.8	120.6
Profit commissions payable	17.9	36.0
Reinsurance balances payable	2.8	7.2
Current income taxes payable	—	7.2
Deferred income taxes	17.5	39.9
Funds held by Company under reinsurance contracts	25.0	21.4
Unrealized losses on derivative financial instruments	18.2	6.7
Senior notes	197.4	197.4
Series A Enhanced Junior Subordinated Debentures	149.7	149.7
Liability for tax basis step-up adjustment	10.5	15.0
Other liabilities	36.5	39.0
Total liabilities	1,277.7	1,284.6

Shareholders’ equity
Common stock	0.7	0.7
Additional paid-in capital	719.3	711.3
Retained earnings	965.8	896.9
Accumulated other comprehensive income	9.0	41.9
Total shareholders’ equity	1,694.8	1,650.8

Total liabilities and shareholders’ equity	$2,972.5	$2,935.3

Assured Guaranty Ltd.

Segment Consolidation (1 of 2)

(dollars in millions)

	Quarter Ended June 30, 2007
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)	Mortgage Guaranty	Total Financial Guaranty	Other	Total
Present value of financial guaranty gross written premiums (PVP): (a)
U.S. public finance	$15.4	$14.1	$—	$29.5		$29.5
U.S. structured finance	60.1	2.5	—	62.6		62.6
International	28.6	4.7	—	33.3		33.3
Total PVP	$104.0	$21.3	$—	$125.3		$125.3

Income statement:
Gross written premiums	$62.7	$25.5	$0.5	$88.7	$0.1	$88.8
Net written premiums	59.0	25.5	0.5	84.9	—	84.9
Net earned premiums	28.3	23.7	2.3	54.2	—	54.2
Loss and loss adjustment expenses	1.7	(11.0)	0.1	(9.1)	—	(9.1)
Profit commission expense	—	0.5	0.4	0.9	—	0.9
Acquisition costs	2.3	8.6	—	10.9	—	10.9
Operating expenses	14.5	3.9	0.5	18.8	—	18.8
Total underwriting expenses	$18.5	$2.0	$1.0	$21.5	$—	$21.5

Underwriting gain	$9.8	$21.7	$1.3	$32.7	$—	$32.7

Loss and loss adjustment expense ratio	6.0%	(46.4)%	4.3%	(16.8)%		(16.8)%
Expense ratio	59.4%	54.9%	39.1%	56.5%		56.5%
Combined ratio	65.4%	8.5%	43.4%	39.7%		39.7%

	Quarter Ended June 30, 2006
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)	Mortgage Guaranty	Total Financial Guaranty	Other	Total
PVP:
U.S. public finance	$6.0	$29.7	$—	$35.7		$35.7
U.S. structured finance	41.0	2.0	—	43.0		43.0
International	51.8	17.9	—	69.7		69.7
Total PVP	$98.8	$49.6	$—	$148.4		$148.4

Income statement:
Gross written premiums	$68.4	$41.7	$1.2	$111.4	$0.1	$111.5
Net written premiums	67.8	41.3	1.2	110.3	—	110.3
Net earned premiums	21.2	23.1	3.7	48.2	—	48.2
Loss and loss adjustment expenses	(2.5)	5.7	0.4	3.6	(10.1)	(6.5)
Profit commission expense	—	1.0	0.7	1.7	—	1.7
Acquisition costs	2.3	8.5	0.3	11.3	—	11.3
Operating expenses	12.0	3.4	0.3	15.6	—	15.6
Total underwriting expenses	$11.8	$18.5	$1.7	$32.2	$(10.1)	$22.1

Underwriting gain	$9.4	$4.6	$2.0	$16.0	$10.1	$26.1

Loss and loss adjustment expense ratio	(11.7)%	24.6%	9.4%	7.4%		(13.5)%
Expense ratio	67.4%	55.4%	36.4%	59.3%		59.3%
Combined ratio	55.7%	80.0%	45.8%	66.7%		45.8%

(1)  Due to the timing of receiving reports prepared by Assured’s ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.  PVP for installment premiums, par written and par outstanding on facultative business in the Company’s Financial Guaranty Reinsurance segment are reported on a current quarter basis effective the quarter ended March 31, 2006.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Segment Consolidation (2 of 2)

(dollars in millions)

	Six Months Ended June 30, 2007
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)	Mortgage Guaranty	Total Financial Guaranty	Other	Total
Present value of financial guaranty gross written premiums (PVP): (a)
U.S. public finance	$24.2	$18.8	$—	$43.1		$43.1
U.S. structured finance	105.0	6.4	—	111.4		111.4
International	58.5	19.1	—	77.6		77.6
Total PVP	$187.7	$44.4	$—	$232.1		$232.1

Income statement:
Gross written premiums	$112.2	$44.2	$1.5	$158.0	$3.4	$161.4
Net written premiums	107.9	44.0	1.5	153.3	—	153.3
Net earned premiums	57.1	45.6	5.4	108.1	—	108.1
Loss and loss adjustment expenses	2.9	(15.8)	0.2	(12.6)	(1.3)	(13.8)
Profit commission expense	—	1.4	1.1	2.5	—	2.5
Acquisition costs	5.3	16.3	0.2	21.7	—	21.7
Operating expenses	30.4	8.3	0.8	39.5	—	39.5
Total underwriting expenses	$38.6	$10.3	$2.3	$51.2	$(1.3)	$50.0

Underwriting gain	$18.5	$35.3	$3.1	$56.9	$1.3	$58.1

Loss and loss adjustment expense ratio	5.1%	(34.6)%	3.7%	(11.6)%		(12.8)%
Expense ratio	62.5%	57.1%	38.3%	59.0%		59.0%
Combined ratio	67.6%	22.5%	42.0%	47.4%		46.2%

	Six Months Ended June 30, 2006
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)	Mortgage Guaranty	Total Financial Guaranty	Other	Total
PVP:
U.S. public finance	$14.4	$38.2	$—	$52.7		$52.7
U.S. structured finance	68.6	5.3	—	73.9		73.9
International	57.5	26.2	—	83.6		83.6
Total PVP	$140.5	$69.7	$—	$210.2		$210.2

Income statement:
Gross written premiums	$98.6	$60.5	$3.8	$163.0	$3.9	$166.9
Net written premiums	97.5	59.8	3.8	161.1	—	161.1
Net earned premiums	41.9	46.4	7.9	96.2	—	96.2
Loss and loss adjustment expenses	(4.3)	8.5	0.2	4.4	(11.3)	(6.9)
Profit commission expense	—	1.4	1.6	3.0	—	3.0
Acquisition costs	4.2	17.2	0.6	22.1	—	22.1
Operating expenses	25.4	6.8	0.6	32.8	—	32.8
Total underwriting expenses	$25.3	$33.8	$3.1	$62.3	$(11.3)	$51.0

Underwriting gain	$16.6	$12.6	$4.8	$33.9	$11.3	$45.2

Loss and loss adjustment expense ratio	(10.2)%	18.3%	2.5%	4.6%		(7.2)%
Expense ratio	70.6%	54.5%	36.2%	60.2%		60.2%
Combined ratio	60.4%	72.8%	38.7%	64.8%		53.0%

(1)  Due to the timing of receiving reports prepared by Assured’s ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.  PVP for installment premiums, par written and par outstanding on facultative business in the Company’s Financial Guaranty Reinsurance segment are reported on a current quarter basis effective the quarter ended March 31, 2006.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment (1 of 2)

(dollars in millions)

	1Q-06	2Q-06	3Q-06	4Q-06	1Q-07	2Q-07	Six Months 2006	Six Months 2007
Present value of gross written premiums (PVP) (a)	$41.6	$98.8	$90.9	$70.8	$83.7	$104.0	$140.5	$187.7
Less: Present value of installment premiums (a)	33.2	53.1	69.4	48.6	63.0	68.7	86.3	131.8
Upfront gross written premiums (GWP)	8.5	45.7	21.5	22.2	20.7	35.3	54.2	55.9
Plus: Installment GWP	21.8	22.7	20.4	26.5	28.8	27.4	44.4	56.3
Financial guaranty direct GWP	$30.2	$68.4	$41.9	$48.7	$49.5	$62.7	$98.6	$112.2

Income statement:
Gross written premiums	$30.2	$68.4	$41.9	$48.7	$49.5	$62.7	$98.6	$112.2
Net written premiums	29.7	67.8	41.5	48.0	48.9	59.0	97.5	107.9

Net earned premiums:
Scheduled net earned premiums
U.S. public finance	0.9	1.0	1.0	1.0	1.3	1.5	1.9	2.7
U.S. structured finance	18.6	18.8	18.1	19.8	21.3	21.6	37.4	42.8
International	1.2	1.4	2.7	5.3	4.6	5.2	2.6	9.8
Total scheduled net earned premiums	20.7	21.2	21.8	26.0	27.2	28.3	41.9	55.4
Net earned premiums from refundings	—	—	—	—	1.7	—	—	1.7
Total net earned premiums	20.7	21.2	21.8	26.0	28.9	28.3	41.9	57.1

Loss and loss adjustment expenses:
Case	(2.0)	(0.4)	(0.3)	0.9	0.2	1.7	(2.4)	1.9
Portfolio	0.2	(2.1)	—	1.7	1.0	—	(1.9)	1.0
Total loss and loss adjustment expenses	(1.8)	(2.5)	(0.3)	2.6	1.2	1.7	(4.3)	2.9
Profit commission expense	—	—	—	—	—	—	—	—
Acquisition costs	1.8	2.3	2.1	2.2	3.0	2.3	4.2	5.3
Operating expenses	13.4	12.0	12.2	14.7	15.9	14.5	25.4	30.4
Total expenses	$13.5	$11.8	$14.0	$19.5	$20.1	$18.5	$25.3	$38.6

Underwriting gain	$7.2	$9.4	$7.7	$6.5	$8.8	$9.8	$16.6	$18.5

Loss and loss adjustment expense ratio	(8.7)%	(11.7)%	(1.3)%	10.0%	4.2%	6.0%	(10.2)%	5.1%
Expense ratio	73.8%	67.4%	65.7%	65.1%	65.4%	59.4%	70.6%	62.5%
Combined ratio	65.1%	55.7%	64.4%	75.1%	69.6%	65.4%	60.4%	67.6%

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment (2 of 2)

(dollars in millions)

	1Q-06	2Q-06	3Q-06	4Q-06	1Q-07	2Q-07	Six Months 2006	Six Months 2007
PVP (a):
U.S. public finance	$8.5	$6.0	$8.2	$13.0	$8.8	$15.4	$14.4	$24.2
U.S. structured finance	27.6	41.0	45.7	32.5	44.9	60.1	68.6	105.0
International	5.6	51.8	36.9	25.3	29.9	28.6	57.5	58.5
Total	$41.6	$98.8	$90.9	$70.8	$83.7	$104.0	$140.5	$187.7

Gross par written:
U.S. public finance	$283	$326	$423	$628	$609	$705	$609	$1,314
U.S. structured finance	4,446	10,943	4,968	6,486	5,776	8,140	15,389	13,916
International	648	2,210	5,375	5,007	2,190	1,976	2,858	4,166
Total	$5,377	$13,479	$10,766	$12,121	$8,575	$10,822	$18,856	$19,397

Net par outstanding:
U.S. public finance	$3,250	$2,471	$2,878	$3,499	$3,989	$4,686	$2,471	$4,686
U.S. structured finance	31,559	38,847	39,191	44,467	48,430	50,980	38,847	50,980
International	7,215	9,806	14,865	19,868	21,319	22,562	9,806	22,562
Total	$42,024	$51,124	$56,935	$67,834	$73,738	$78,227	$51,124	$78,227

Net present value of installment premiums in force: (d)	$265.7	$300.5	$358.4	$408.2	$425.3	$459.1	$300.5	$459.1
Unearned premium reserve net of ceded reinsurance	48.6	95.2	114.9	136.8	156.8	187.9	95.2	187.9

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment (1) (1 of 2)

(dollars in millions)

	1Q-06	2Q-06	3Q-06	4Q-06	1Q-07	2Q-07	Six Months 2006	Six Months 2007
Present value of gross written premiums (PVP) (a)	$20.1	$49.6	$36.5	$45.2	$23.1	$21.3	$69.7	$44.4
Less: Present value of installment premiums (a)	11.0	17.7	16.8	20.8	14.2	4.2	28.7	18.4
Upfront gross written premiums (GWP)	9.1	31.9	19.8	24.4	8.9	17.1	41.0	26.0
Plus: Installment GWP	9.7	9.8	9.9	9.3	9.8	8.4	19.5	18.2
Financial guaranty reinsurance GWP	$18.8	$41.7	$29.7	$33.7	$18.7	$25.5	$60.5	$44.2

Income statement:
Gross written premiums:
Treaty	$12.0	$29.1	$22.4	$19.0	$14.2	$16.9	$41.1	$31.1
Facultative	6.8	12.6	7.3	14.7	4.5	8.6	19.4	13.1
Total gross written premiums	$18.8	$41.7	$29.7	$33.7	$18.7	$25.5	$60.5	$44.2
Net written premiums	18.5	41.3	29.7	33.7	18.5	25.5	59.8	44.0

Net earned premiums:
Scheduled net earned premiums	19.7	21.4	21.3	20.8	18.7	17.3	41.2	36.0
Net earned premiums from refundings	3.6	1.7	4.1	1.8	3.2	6.4	5.3	9.6
Total net earned premiums	23.3	23.1	25.4	22.6	21.9	23.7	46.4	45.6

Loss and loss adjustment expenses:
Case	2.3	1.8	(1.2)	2.4	(7.3)	(2.4)	4.1	(9.7)
Portfolio	0.5	3.9	3.0	0.4	2.5	(8.6)	4.4	(6.1)
Total loss and loss adjustment expenses	2.8	5.7	1.8	2.8	(4.8)	(11.0)	8.5	(15.8)
Profit commission expense	0.4	1.0	0.7	0.6	0.9	0.5	1.4	1.4
Acquisition costs	8.7	8.5	8.9	7.9	7.7	8.6	17.2	16.3
Operating expenses	3.4	3.4	3.9	3.8	4.4	3.9	6.8	8.3
Total expenses	$15.3	$18.5	$15.3	$15.2	$8.3	$2.0	33.8	$10.3

Underwriting gain	$8.0	$4.6	$10.1	$7.4	$13.6	$21.7	$12.6	$35.3

Loss and loss adjustment expense ratio	12.0%	24.6%	7.1%	12.6%	(21.9)%	(46.4)%	18.3%	(34.6)%
Expense ratio	53.6%	55.4%	53.3%	54.7%	59.6%	54.9%	54.5%	57.1%
Combined ratio	65.6%	80.0%	60.4%	67.3%	37.7%	8.5%	72.8%	22.5%

(1)  Due to the timing of receiving reports prepared by Assured’s ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.  PVP for installment premiums, par written and par outstanding on facultative business in the Company’s Financial Guaranty Reinsurance segment are reported on a current quarter basis effective the quarter ended March 31, 2006.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment (1) (2 of 2)

(dollars in millions)

	1Q-06	2Q-06	3Q-06	4Q-06	1Q-07	2Q-07	Six Months 2006	Six Months 2007
PVP (a):
U.S. public finance	$8.5	$29.7	$11.4	$30.4	$4.7	$14.1	$38.2	$18.8
U.S. structured finance	3.4	2.0	3.8	4.5	3.9	2.5	5.3	6.4
International	8.3	17.9	21.4	10.4	14.4	4.7	26.2	19.1
Total	$20.1	$49.6	$36.5	$45.2	$23.1	$21.3	$69.7	$44.4

Gross par written:
U.S. public finance	$1,631	$718	$1,475	$1,367	$754	$1,845	$2,350	$2,599
U.S. structured finance	444	311	453	127	496	491	755	987
International	677	775	800	371	537	152	1,452	689
Total	$2,752	$1,804	$2,727	$1,865	$1,787	$2,488	$4,557	$4,275

Net par outstanding:
U.S. public finance	$48,309	$48,316	$48,335	$48,836	$48,929	$48,801	$48,316	$48,801
U.S. structured finance	9,387	8,314	8,046	7,116	6,945	6,809	8,314	6,809
International	7,196	7,857	8,263	8,510	9,240	9,318	7,857	9,318
Total	$64,893	$64,487	$64,644	$64,462	$65,115	$64,928	$64,487	$64,928

Net present value of installment premiums in force (d)	$153.8	$158.9	$164.5	$164.9	$160.2	$155.1	$158.9	$155.1
Unearned premium reserve net of ceded reinsurance	431.2	449.4	453.8	464.8	460.9	462.9	449.4	462.9

(1)  Due to the timing of receiving reports prepared by Assured’s ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.  PVP for installment premiums, par written and par outstanding on facultative business in the Company’s Financial Guaranty Reinsurance segment are reported on a current quarter basis effective the quarter ended March 31, 2006.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Mortgage Guaranty Segment

(dollars in millions)

	1Q-06	2Q-06	3Q-06	4Q-06	1Q-07	2Q-07	Six Months 2006	Six Months 2007
Income statement:
Gross written premiums	$2.6	$1.2	$1.9	$2.7	$1.0	$0.5	$3.8	$1.5
Net written premiums	2.6	1.2	1.9	2.7	1.0	0.5	3.8	1.5

Net earned premiums	4.2	3.7	4.9	9.9	3.1	2.3	7.9	5.4

Loss and loss adjustment expenses:
Case	—	0.1	0.1	(0.1)	—	—	0.1	—
Portfolio and IBNR	(0.2)	0.3	0.3	(4.9)	0.1	0.1	0.1	0.2
Total loss and loss adjustment expenses	(0.2)	0.4	0.4	(5.0)	0.1	0.1	0.2	0.2
Profit commission expense	0.9	0.7	0.9	4.3	0.7	0.4	1.6	1.1
Acquisition costs	0.3	0.3	0.3	1.3	0.2	—	0.6	0.2
Operating expenses	0.3	0.3	0.4	0.3	0.3	0.5	0.6	0.8
Total expenses	$1.3	$1.7	$2.0	$0.9	$1.3	$1.0	$3.1	$2.3

Underwriting gain	$2.8	$2.0	$2.9	$8.9	$1.8	$1.3	$4.8	$3.1

Loss and loss adjustment expense ratio	(3.7)%	9.4%	8.2%	(50.7)%	3.3%	4.3%	2.5%	3.7%
Expense ratio	36.1%	36.4%	31.9%	60.2%	37.8%	39.1%	36.2%	38.3%
Combined ratio	32.4%	45.8%	40.1%	9.5%	41.1%	43.4%	38.7%	42.0%

Risk in force	$1,970	$1,960	$2,003	$1,822	$1,374	$1,398	$1,960	$1,398
Risk written	—	—	—	—	—	—	—	—
Unearned premium reserve net of ceded reinsurance	48.1	45.6	42.6	35.4	33.5	31.6	45.6	31.6

Assured Guaranty Ltd.

Other Segment

(dollars in millions)

	1Q-06	2Q-06	3Q-06	4Q-06	1Q-07	2Q-07	Six Months 2006	Six Months 2007
Income statement:
Gross written premiums	$3.8	$0.1	$0.1	$0.1	$3.3	$0.1	$3.9	$3.4
Net written premiums	—	—	—	—	—	—	—	—

Net earned premiums	—	—	—	—	—	—	—	—

Loss and loss adjustment expenses	(1.2)	(10.1)	(1.0)	(1.2)	(1.3)	—	(11.3)	(1.3)
Profit commission expense	—	—	—	—	—	—	—	—
Acquisition costs	—	—	—	—	—	—	—	—
Operating expenses	—	—	—	—	—	—	—	—
Total expenses	$(1.2)	$(10.1)	$(1.0)	$(1.2)	$(1.3)	$—	$(11.3)	$(1.3)

Underwriting gain	$1.2	$10.1	$1.0	$1.2	$1.3	$—	$11.3	$1.3

Assured Guaranty Ltd.
Loss and LAE Reserves by Segment/Type and Analysis of Net Claims Paid

(dollars in millions)

	As of June 30, 2007
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance	Guaranty	Guaranty	Other	Total
Reserves by segment and type:
Case	$2.9	$32.1	$0.2	$35.2	$2.6	$37.8
IBNR	—	—	—	—	7.1	7.1
Portfolio reserves associated with fundamentally sound credits	7.6	29.1	2.3	39.0	—	39.0
Portfolio reserves associated with CMC credits	1.8	23.1	—	24.9	—	24.9
Total	$12.3	$84.3	$2.5	$99.1	$9.7	$108.8

	As of December 31, 2006
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance	Guaranty	Guaranty	Other	Total
Reserves by segment and type:
Case	$1.0	$36.1	$0.1	$37.2	$6.8	$44.0
IBNR	—	—	—	—	7.4	7.4
Portfolio reserves associated with fundamentally sound credits	6.1	29.1	2.2	37.4	—	37.4
Portfolio reserves associated with CMC credits	2.2	29.6	—	31.8	—	31.8
Total	$9.3	$94.8	$2.3	$106.4	$14.2	$120.6

Analysis of Net Claims Paid

			Full Year	Full Year
	2Q-07	2Q-06	2006	2005
Net claims paid by segment:
Financial Guaranty Direct	$—	$(11.3)	$1.7	$4.7
Financial Guaranty Reinsurance	(1.9)	7.4	11.7	(66.6)
Mortgage Guaranty	—	0.1	0.3	0.5
Total Financial Guaranty	$(1.9)	$(3.8)	$13.7	$(61.4)

Net earned premiums by segment:
Financial Guaranty Direct	$28.3	$21.2	$89.7	$74.5
Financial Guaranty Reinsurance	23.7	23.1	94.4	105.6
Mortgage Guaranty	2.3	3.7	22.7	18.6
Total Financial Guaranty	$54.2	$48.2	$206.7	$198.7

Ratio of net claims paid by segment:
Financial Guaranty Direct	0.0%	(53.2)%	1.9%	6.3%
Financial Guaranty Reinsurance	(8.0)%	32.0%	12.4%	(63.1)%
Mortgage Guaranty	0.0%	2.7%	1.3%	2.7%
Total Financial Guaranty	(3.5)%	(7.9)%	6.6%	(30.9)%

Assured Guaranty Ltd.

Investment Portfolio

as of June 30, 2007

(dollars in millions)

		Pre-Tax	After-Tax		Annualized
	Amortized	Book	Book		Investment
	Cost	Yield	Yield	Fair Value	Income
Fixed maturity securities available for sale:
U.S. Treasury securities and obligations of U.S. government agencies	$120.0	4.9%	4.1%	$119.4	$5.9
Agency obligations	165.8	5.5%	5.0%	167.1	9.2
Foreign government securities	49.3	4.9%	3.3%	48.0	2.4
Obligations of states and political subdivisions	379.8	4.6%	4.4%	385.7	17.7
Insured obligations of state and political subdivisions	548.4	4.9%	4.6%	565.8	26.6
Corporate securities	160.4	5.7%	4.8%	160.5	9.2
Mortgage-backed securities:
Pass-thrus	830.1	5.4%	4.7%	812.0	44.9
PACs	61.6	5.0%	4.7%	60.1	3.1
Asset-backed securities	104.2	5.2%	4.5%	104.0	5.4
Total fixed maturity securities available for sale	2,419.6	5.1%	4.6%	2,422.6	124.3
Short-term investments	63.2	5.2%	4.2%	63.2	3.3
Total investments	$2,482.8	5.1%	4.6%	$2,485.8	$127.6

Ratings (1):	Fair Value	%
Treasury and U.S. government obligations	$119.4	4.9%
Agency obligations	167.1	6.9%
AAA/Aaa	1,710.2	70.6%
AA/Aa	308.0	12.7%
A/A	117.9	4.9%
Total	$2,422.6	100.0%

Duration of investment portfolio (in years):		4.6

(1) Ratings are represented by the lower of the Moody’s Investor Services and Standard & Poor’s classifications.

Assured Guaranty Ltd.

Estimated Net Exposure Amortization (1)

(dollars in millions)

		Estimated
	Estimated Net	Ending Net
	Debt Service	Debt Service
	Amortization	Outstanding

Financial Guaranty Direct:

2007 (as of June 30)		$106,805
2007 (July - December)	$4,095	102,710
2008	9,393	93,317
2009	6,920	86,398
2010	8,449	77,949
2011	8,455	69,494

2007-2011	37,311	69,494
2012-2016	43,187	26,307
2017-2021	9,505	16,802
2022-2026	3,939	12,863
After 2026	12,863	—
Total	$106,805

Financial Guaranty Reinsurance:

2007 (as of June 30)		$108,320
2007 (July - December)	$3,264	105,056
2008	5,600	99,456
2009	5,850	93,607
2010	5,328	88,279
2011	5,194	83,084

2007-2011	25,236	83,084
2012-2016	24,013	59,071
2017-2021	19,737	39,334
2022-2026	16,133	23,202
After 2026	23,202	—
Total	$108,320

Total Financial Guaranty:

2007 (as of June 30)		$215,125
2007 (July - December)	$7,359	207,766
2008	14,993	192,773
2009	12,769	180,004
2010	13,777	166,228
2011	13,650	152,578

2007-2011	62,547	152,578
2012-2016	67,200	85,378
2017-2021	29,241	56,136
2022-2026	20,072	36,065
After 2026	36,065	—
Total	$215,125

(1) Represents amortization of existing guaranteed portfolio (principal and interest), assuming no advance refundings, as of June 30, 2007. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay guaranteed obligations.

Assured Guaranty Ltd.

Estimated Net Unearned Premium Amortization and Estimated Future Installment Premiums

(dollars in millions)

		Estimated		Total Estimated
		Net Unearned	Estimated	Net Future
	Net Unearned	Premium	Net Future	Premium
	Premiums (1)	Amortization	Installments	Earnings

Financial Guaranty Direct:

2007 (as of June 30)	$187.9
2007 (3rd & 4th Qtrs)	167.7	$20.2	$36.6	$56.8
2008	159.1	8.5	87.4	96.0
2009	151.6	7.6	79.5	87.0
2010	144.4	7.2	69.2	76.4
2011	137.5	6.9	63.2	70.1

2007-2011	137.5	50.4	336.0	386.4
2012-2016	106.8	30.7	178.3	209.0
2017-2021	81.8	25.0	46.6	71.6
2022-2026	60.9	20.8	23.3	44.2
After 2026	—	60.9	30.3	91.3
Total		$187.9	$614.5	$802.4

Financial Guaranty Reinsurance:

2007 (as of June 30)	$462.9
2007 (3rd & 4th Qtrs)	439.3	$23.6	$10.3	$33.8
2008	403.8	35.5	28.4	63.9
2009	370.5	33.4	25.8	59.2
2010	339.2	31.3	22.2	53.5
2011	309.9	29.3	22.4	51.7

2007-2011	309.9	153.0	109.1	262.1
2012-2016	190.2	119.6	91.1	210.8
2017-2021	111.5	78.8	64.5	143.3
2022-2026	60.1	51.3	49.5	100.8
After 2026	—	60.1	66.9	127.0
Total		$462.9	$381.1	$843.9

Total Financial Guaranty:

2007 (as of June 30)	$650.8
2007 (3rd & 4th Qtrs)	607.0	$43.8	$46.9	$90.7
2008	563.0	44.0	115.8	159.8
2009	522.1	40.9	105.3	146.2
2010	483.6	38.5	91.5	130.0
2011	447.3	36.2	85.6	121.9

2007-2011	447.3	203.5	445.1	648.5
2012-2016	297.0	150.3	269.4	419.7
2017-2021	193.2	103.8	111.1	214.9
2022-2026	121.0	72.2	72.8	145.0
After 2026	—	121.0	97.2	218.2
Total		$650.8	$995.6	$1,646.4

(1) Unearned premium amounts are U.S. GAAP based and net of prepaid reinsurance premiums.

Assured Guaranty Ltd.

Financial Guaranty Profile (1 of 16)

As of June 30, 2007

(dollars in millions)

Net Par Outstanding and Average Rating by Asset Type

	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Sector:	Net Par Outstanding	Avg. Rating (7)	Net Par Outstanding	Avg. Rating (7)	Net Par Outstanding	Avg. Rating (7)
U.S. public finance
General obligation	$1,041	A+	$11,915	A+	$12,956	A+
Tax backed	1,498	BBB+	10,354	A+	11,852	A+
Municipal utilities	130	BBB+	9,277	A+	9,407	A+
Healthcare	1,521	A-	5,618	A	7,139	A
Transportation	42	AAA	6,687	A	6,728	A
Investor-owned utilities	39	AAA	1,640	BBB+	1,678	A-
Higher education	404	BBB	969	A+	1,373	A
Housing	—	—	998	AA-	998	AA-
Structured municipal (1)	—	—	564	AAA	564	AAA
Other public finance (2)	12	BBB	780	A+	792	A+
Total U.S. public finance	$4,686	A-	$48,801	A+	$53,487	A+

U.S. structured finance
Pooled corporate obligations (3)	$28,591	AAA	$1,459	AA+	$30,051	AAA
Commercial receivables (4)	6,303	AA+	2,021	A-	8,324	AA
Subprime mortgage-backed and home equity	6,414	AAA	332	A+	6,746	AA+
Prime mortgage-backed and home equity	4,968	A	1,610	A-	6,578	A
Consumer receivables (5)	2,954	AAA	688	BBB	3,642	AA
Other structured finance (6)	1,749	AA+	699	A+	2,447	AA
Total U.S. structured finance	$50,980	AA+	$6,809	A	$57,789	AA+

International
Regulated utilities	$3,751	A+	$2,899	BBB+	$6,650	A
Pooled corporate obligations (3)	4,925	AAA	1,064	AAA	5,990	AAA
Mortgage-backed and home equity	4,311	AAA	297	AA	4,608	AAA
Pooled infrastructure	4,207	AAA	—	—	4,207	AAA
Infrastructure	914	AA	2,915	BBB+	3,830	A-
Other structured finance	2,275	AA	1,185	A	3,460	AA-
Public finance	849	A+	451	A+	1,299	A+
Future flow	650	BBB	306	BBB+	956	BBB
Insurance securitizations	679	A-	200	A	879	A-
Total international	$22,562	AA	$9,318	A-	$31,880	AA-

Total net par outstanding	$78,227	AA+	$64,928	A	$143,155	AA-

Mortgage guaranty risk in force					$1,398	N/A

(1) Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(2) Other public finance: primarily includes student loans and government-sponsored project finance.

(3) Pooled corporate obligations are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4) Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(5) Consumer receivables: principally includes auto loan receivables and credit card receivables.

(6) Other structured finance: includes secured structured lending, manufactured housing, collateralized debt obligations of asset-backed securities and emerging markets.

(7) Assured internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Profile (2 of 16)

(dollars in millions)

Gross Par Written by Asset Type

	Financial	Financial		Financial	Financial
	Guaranty	Guaranty		Guaranty	Guaranty
	Direct	Reinsurance	Consolidated	Direct	Reinsurance	Consolidated
Sector:	2Q-07	2Q-07	2Q-07	2Q-06	2Q-06	2Q-06
U.S. public finance
General obligation	$67	$588	$655	$66	$325	$391
Tax backed	170	441	611	74	55	129
Healthcare	435	120	555	75	85	160
Municipal utilities	4	292	296	7	109	116
Higher education	30	165	195	104	1	105
Transportation	—	179	179	—	70	70
Investor-owned utilities	—	60	60	—	73	73
Housing	—	—	—	—	1	1
Structured municipal (1)	—	—	—	—	—	—
Other public finance (2)	—	—	—	—	—	—
Total U.S. public finance	$705	$1,845	$2,550	$326	$718	$1,044

U.S. structured finance
Pooled corporate obligations (3)	$4,437	$69	$4,506	$5,163	$157	$5,320
Prime mortgage-backed and home equity	1,836	131	1,967	321	51	372
Consumer receivables (4)	700	93	793	—	24	24
Commercial receivables (5)	573	145	718	1,958	60	2,018
Subprime mortgage-backed and home equity	44	44	88	3,500	2	3,502
Other structured finance (6)	550	10	560	—	18	18
Total U.S. structured finance	$8,140	$491	$8,632	$10,943	311	$11,255

International
Pooled corporate obligations (3)	$1,234	$3	$1,237	$396	$230	$626
Regulated utilities	742	96	838	991	262	1,253
Infrastructure	—	53	53	—	87	87
Insurance securitizations	—	—	—	500	—	500
Public finance	—	—	—	323	52	375
Future flow	—	—	—	—	83	83
Other structured finance	—	—	—	—	61	61
Mortgage-backed and home equity	—	—	—	—	—	—
Pooled infrastructure	—	—	—	—	—	—
Total international	$1,976	$152	$2,128	$2,210	$775	$2,985

Total gross par written	$10,822	$2,488	$13,310	$13,479	$1,804	$15,283

(1) Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(2) Other public finance: primarily includes student loans and government-sponsored project finance.

(3) Pooled corporate obligations are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4) Consumer receivables: principally includes auto loan receivables and credit card receivables.

(5) Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(6) Other structured finance: includes secured structured lending, manufactured housing, collateralized debt obligations of asset-backed securities and emerging markets.

Assured Guaranty Ltd.

Financial Guaranty Profile (3 of 16)

(dollars in millions)

Gross Par Written by Asset Type

	Financial	Financial		Financial	Financial
	Guaranty	Guaranty		Guaranty	Guaranty
	Direct	Reinsurance	Consolidated	Direct	Reinsurance	Consolidated
Sector:	6 Months 2007	6 Months 2007	6 Months 2007	6 Months 2006	6 Months 2006	6 Months 2006
U.S. public finance
Tax backed	$727	$815	$1,543	$152	$765	$918
General obligation	94	761	855	68	647	715
Healthcare	435	229	664	222	299	521
Municipal utilities	10	337	347	27	369	397
Higher education	48	166	214	139	46	185
Transportation	—	179	179	—	73	73
Investor-owned utilities	—	110	110	—	132	132
Housing	—	1	1	—	4	4
Structured municipal (1)	—	—	—	—	—	—
Other public finance (2)	—	1	1	—	15	15
Total U.S. public finance	$1,314	$2,599	$3,914	$609	$2,350	$2,958

U.S. structured finance
Pooled corporate obligations (3)	$8,270	$358	$8,629	$8,689	$164	$8,852
Prime mortgage-backed and home equity	2,253	323	2,576	321	309	630
Consumer receivables (4)	1,200	95	1,295	920	139	1,060
Subprime mortgage-backed and home equity	1,044	48	1,092	3,500	5	3,505
Commercial receivables (5)	573	152	725	1,958	69	2,027
Other structured finance (6)	578	10	588	—	69	69
Total U.S. structured finance	$13,916	$987	$14,904	$15,389	755	$16,144

International
Pooled corporate obligations (3)	$2,738	$92	$2,830	$821	$230	$1,050
Regulated utilities	1,428	254	1,681	1,042	588	1,630
Infrastructure	—	257	257	172	401	573
Other structured finance	—	52	52	—	65	65
Mortgage-backed and home equity	—	18	18	—	—	—
Public finance	—	16	16	323	84	407
Insurance securitizations	—	—	—	500	—	500
Future flow	—	—	—	—	84	84
Pooled infrastructure	—	—	—	—	—	—
Total international	$4,166	$689	$4,854	$2,858	$1,452	$4,309

Total gross par written	$19,397	$4,275	$23,672	$18,856	$4,557	$23,412

(1) Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(2) Other public finance: primarily includes student loans and government-sponsored project finance.

(3) Pooled corporate obligations are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4) Consumer receivables: principally includes auto loan receivables and credit card receivables.

(5) Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(6) Other structured finance: includes secured structured lending, manufactured housing, collateralized debt obligations of asset-backed securities and emerging markets.

Assured Guaranty Ltd.

Financial Guaranty Profile (4 of 16)

(dollars in millions)

Distribution by Ratings of Financial Guaranty Portfolio

	As of June 30, 2007
	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Ratings (1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
AAA/Aaa	$59,946	76.6%	$4,725	7.3%	$64,671	45.2%
AA/Aa	3,719	4.8%	19,616	30.2%	23,335	16.3%
A/A	7,073	9.0%	26,250	40.4%	33,323	23.3%
BBB/Baa	7,391	9.4%	13,565	20.9%	20,956	14.6%
Below investment grade	99	0.1%	771	1.2%	870	0.6%
Total exposures	$78,227	100.0%	$64,928	100.0%	$143,155	100.0%

	As of December 31, 2006
	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Ratings(1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
AAA/Aaa	$52,606	77.6%	$4,448	6.9%	$57,054	43.1%
AA/Aa	4,028	5.9%	18,955	29.4%	22,983	17.4%
A/A	5,757	8.5%	27,065	42.0%	32,822	24.9%
BBB/Baa	5,351	7.9%	12,831	19.9%	18,182	13.7%
Below investment grade	92	0.1%	1,163	1.8%	1,255	0.9%
Total exposures	$67,834	100.0%	$64,462	100.0%	$132,296	100.0%

(1) Assured internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Profile (5 of 16)

(dollars in millions)

Geographic Distribution of Financial Guaranty Portfolio as of June 30, 2007

	Net Par Outstanding	%
U.S.:
California	$7,883	5.5%
New York	5,531	3.9%
Texas	3,264	2.3%
Illinois	3,124	2.2%
Florida	3,016	2.1%
Massachusetts	2,790	1.9%
Pennsylvania	2,318	1.6%
Puerto Rico	2,104	1.5%
New Jersey	2,007	1.4%
Washington	1,940	1.4%
Other states	19,510	13.6%
Mortgage and structured (multiple states)	57,789	40.4%
Total U.S.	$111,276	77.7%

International:
United Kingdom	$19,898	13.9%
Germany	2,988	2.1%
Australia	1,680	1.2%
Ireland	681	0.5%
Turkey	620	0.4%
Other	6,013	4.2%
Total International	$31,880	22.3%

Total exposures	$143,155	100.0%

Assured Guaranty Ltd.
Financial Guaranty Profile (6 of 16)
(dollars in millions)

Distribution by Ratings of Pooled Corporate Obligations

	June 30, 2007		December 31, 2006
Ratings(1):	Net Par Outstanding	%	Net Par Outstanding	%
AAA/Aaa	$33,192	92.1%	$25,565	87.6%
AA/Aa	2,714	7.5%	3,473	11.9%
A/A	90	0.2%	75	0.3%
BBB/Baa	18	—	17	0.1%
Below investment grade	26	0.1%	37	0.1%
Total exposures	$36,040	100.0%	$29,167	100.0%

Distribution of Pooled Corporate Obligations by Year Insured as of June 30, 2007

Year insured:	Net Par Outstanding	%
2000 and prior	$230	0.6%
2001	421	1.2%
2002	2,132	5.9%
2003	1,848	5.1%
2004	1,383	3.8%
2005	7,415	20.6%
2006	13,632	37.8%
2007 year to date	8,980	24.9%
	$36,040	100.0%

Distribution of Pooled Corporate Obligations by Asset Class as of June 30, 2007

Asset class:	Net Par Outstanding	%	Average Rating(1)
CDO of CDOs	$407	1.1%	AAA
Investment grade corporates	5,195	14.4%	AAA
Market value	2,824	7.8%	AAA
Commercial real estate	1,048	2.9%	AAA
High yield corporates	21,054	58.4%	AAA
Trust preferred	5,512	15.3%	AAA
	$36,040	100.0%	AAA

(1)  Assured internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies

Assured Guaranty Ltd.
Financial Guaranty Profile (7 of 16)
(dollars in millions)

Distribution by Ratings(1) of Residential Mortgage-Backed Securities by Category as of June 30, 2007

	June 30, 2007
	US		International		Total Net Par
Ratings (1):	Prime	Subprime	Prime	Subprime	Outstanding	% of Total
AAA/Aaa	$1,484	$6,332	$4,093	$28	$11,937	66.6%
AA/Aa	233	19	172	27	451	2.5%
A/A	1,271	33	192	—	1,496	8.3%
BBB/Baa	3,590	263	97	—	3,951	22.0%
Below investment grade	—	100	—	—	100	0.6%
Total exposures	$6,578	$6,746	$4,554	$55	$17,933	100.0%

Distribution of Residential Mortgage-Backed Securities by Category and by Year Insured as of June 30, 2007

	US			International		Total Net Par
Year insured:	Prime	Subprime (2)		Prime	Subprime	Outstanding	% of Total
2000 and prior	$106	$59		$67	$—	$232	1.3%
2001	17	19		208	—	244	1.4%
2002	52	20		286	—	359	2.0%
2003	120	376		104	48	648	3.6%
2004	711	458	(2)	63	6	1,238	6.9%
2005	1,989	109	(2)	1,264	1	3,363	18.8%
2006	1,384	4,623	(2)	2,561	—	8,568	47.8%
2007 year to date	2,200	1,081	(2)	—	—	3,281	18.3%
	$6,578	$6,746		$4,554	$55	$17,933	100.0%

Distribution of U.S. Subprime Residential Mortgage-Backed Securities by Rating(1) and by Financial Guaranty Segment as of June 30, 2007

Ratings (1):	Direct Net Par Outstanding	% of Direct Segment	Reinsurance Net Par Outstanding	% of Reins. Segment	Total Net Par Outstanding	% of Total
AAA/Aaa	$6,112	95.3%	$220	66.4%	$6,332	93.9%
AA/Aa	—	—	19	5.6%	19	0.3%
A/A	8	0.1%	25	7.5%	33	0.5%
BBB/Baa	237	3.7%	26	7.9%	263	3.9%
Below investment grade	58	0.9%	42	12.7%	100	1.5%
	$6,414	100.0%	$332	100.0%	$6,746	100.0%

(1)  Assured internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies.

(2)  100% of the $6.0 billion in U.S. subprime RMBS exposure insured by Assured Guaranty Ltd.’s Financial Guaranty Direct segment in 2004, 2005, 2006, and YTD 2007 is rated AAA/Aaa.

Assured Guaranty Ltd.
Financial Guaranty Profile (8 of 16)
(dollars in millions)

Distribution of U.S. Subprime Residential Mortgage-Backed Securities by Rating(1) and Year Insured as of June 30, 2007

Consolidated Assured Guaranty Ltd.

Year insured:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2000 and prior	$—	$2	$1	$7	$14	$35	$59
2001	—	1	0	0	2	16	19
2002	—	8	—	0	9	3	20
2003	—	84	—	10	237	45	376
2004	—	455	1	3	—	—	458
2005	—	109	0	0	0	—	109
2006	3,000	1,620	—	1	1	—	4,623
2007 YTD	—	1,052	17	12	0	—	1,081
	$3,000	$3,332	$19	$33	$263	$100	$6,746
% of total	44.5%	49.4%	0.3%	0.5%	3.9%	1.5%	100.0%

Financial Guaranty Direct

Year insured:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2000 and prior	$—	$—	$—	$—	$—	$—	$—
2001	—	—	—	—	—	9	9
2002	—	—	—	—	—	3	3
2003	—	79	—	8	237	45	369
2004	—	300	—	—	—	—	300
2005	—	88	—	—	—	—	88
2006	3,000	1,600	—	—	—	—	4,600
2007 YTD	—	1,044	—	—	—	—	1,044
	$3,000	$3,111	$—	$8	$237	$58	$6,414
% of total	46.8%	48.5%	0.0%	0.1%	3.7%	0.9%	100.0%

Financial Guaranty Reinsurance

Year insured:	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
2000 and prior	$—	$2	$1	$7	$14	$35	$59
2001	—	1	0	0	2	7	10
2002	—	8	—	0	9	—	17
2003	—	5	—	2	—	0	7
2004	—	155	1	3	—	—	158
2005	—	21	0	0	0	—	21
2006	—	20	—	1	1	—	22
2007 YTD	—	8	17	12	0	—	37
	$—	$220	$19	$25	$26	$42	$332
% of total	0.0%	66.4%	5.6%	7.5%	7.9%	12.7%	100.0%

(1)  Assured internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.
Financial Guaranty Profile (9 of 16)
(dollars in millions)

Distribution by Ratings(1) of Prime Residential Mortgage-Backed Securities

	June 30, 2007
	US				Total Net Par
Ratings (1):	Prime	HELOC	Alt-A	International	Outstanding	%
AAA/Aaa	$439	$50	$996	$4,093	$5,577	50.1%
AA/Aa	207	26	—	172	405	3.6%
A/A	666	22	582	192	1,463	13.1%
BBB/Baa	1,148	2,442	—	97	3,687	33.1%
Below investment grade	0	—	—	—	0	0.0%
Total exposures	$2,460	$2,540	$1,578	$4,554	$11,132	100.0%

Distribution of U.S. Prime Residential Mortgage-Backed Securities by Rating(1) as of June 30, 2007

	Direct		Reinsurance		Total
	Net Par		Net Par		Net Par
Ratings (1):	Outstanding	%	Outstanding	%	Outstanding	%
AAA/Aaa	$1,230	24.8%	$255	15.8%	$1,484	22.6%
AA/Aa	113	2.3%	120	7.5%	233	3.5%
A/A	1,082	21.8%	189	11.7%	1,271	19.3%
BBB/Baa	2,544	51.2%	1,046	65.0%	3,590	54.6%
Below investment grade	—	0.0%	0	0.0%	0	0.0%
	$4,968	100.0%	$1,610	100.0%	$6,578	100.0%

Distribution of Prime Residential Mortgage-Backed Securities by Year Insured as of June 30, 2007

	US				Total Net Par
Year insured:	Prime	HELOC	Alt-A	International	Outstanding	%
2000 and prior	$104	$2	$—	$67	$173	1.6%
2001	17	0	—	208	224	2.0%
2002	11	41	—	286	339	3.0%
2003	96	6	17	104	224	2.0%
2004	174	300	237	63	774	7.0%
2005	290	1,193	505	1,264	3,253	29.2%
2006	1,193	131	60	2,561	3,946	35.4%
2007 year to date	575	867	758	—	2,200	19.8%
	$2,460	$2,540	$1,578	$4,554	$11,132	100.0%

(1)  Assured internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Profile (10 of 16)

(dollars in millions)

Distribution of U.S. Prime Residential Mortgage-Backed Securities by Rating(1), Exposure Type and Year Insured as of June 30, 2007

Prime RMBS Exposure

	Super	AAA	AA	A	BBB	BIG
Year insured:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2000 and prior	$—	$1	$72	$4	$27	$0	$104
2001	—	11	—	2	3	0	17
2002	—	0	—	7	4	—	11
2003	—	10	—	86	—	—	96
2004	—	52	8	67	47	—	174
2005	—	253	15	—	22	—	290
2006	—	107	—	500	586	—	1,193
2007 YTD	—	4	113	—	458	—	575
	$—	$439	$207	$666	$1,148	$0	$2,460

% of total	0.0%	17.8%	8.4%	27.1%	46.7%	0.0%	100.0%

Home Equity Line of Credit Exposure

	Super	AAA	AA	A	BBB	BIG
Year insured:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2000 and prior	$—	$—	$1	$1	$0	$—	$2
2001	—	0	0	—	—	—	0
2002	—	1	22	10	8	—	41
2003	—	—	3	1	2	—	6
2004	—	49	—	—	251	—	300
2005	—	—	—	10	1,183	—	1,193
2006	—	—	—	—	131	—	131
2007 YTD	—	—	—	—	867	—	867
	$—	$50	$26	$22	$2,442	$—	$2,540

% of total	0.0%	2.0%	1.0%	0.9%	96.1%	0.0%	100.0%

Alt-A Exposure

	Super	AAA	AA	A	BBB	BIG
Year insured:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2000 and prior	$—	$—	$—	$—	$—	$—	$—
2001	—	—	—	—	—	—	—
2002	—	—	—	—	—	—	—
2003	—	17	—	—	—	—	17
2004	—	237	—	—	—	—	237
2005	—	505	—	—	—	—	505
2006	—	60	—	—	—	—	60
2007 YTD	—	176	—	582	—	—	758
	$—	$996	$—	$582	$—	$—	$1,578

% of total	0.0%	63.1%	0.0%	36.9%	0.0%	0.0%	100.0%

(1)  Assured internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Profile (11 of 16)

(dollars in millions)

Financial Guaranty Direct Distribution of Credit Derivative Exposure by Rating

	June 30, 2007		December 31, 2006
Ratings(1):	Net Par Outstanding	%	Net Par Outstanding	%

AAA/Aaa	$51,713	96.9%	$45,901	94.4%
AA/Aa	1,034	1.9%	1,863	3.8%
A/A	142	0.3%	432	0.9%
BBB/Baa	455	0.9%	394	0.8%
Below investment grade	33	0.1%	51	0.1%
Total exposures	$53,377	100.0%	$48,641	100.0%

Financial Guaranty Direct Distribution of Credit Derivative Exposure by Sector and Average Rating

	June 30, 2007		December 31, 2006
Sector:	Net Par Outstanding	Average Rating(1)	Net Par Outstanding	Average Rating(1)
U.S. public finance
General obligation	$445	AAA	$454	AAA
Tax backed	70	AAA	112	AAA
Investor-owned utilities	39	AAA	39	AAA
Municipal utilities	26	AAA	26	AAA
Transportation	—	—	—	—
Healthcare	—	—	—	—
Higher education	—	—	—	—
Housing	—	—	—	—
Structured municipal	—	—	—	—
Other public finance	—	—	—	—
Total U.S. public finance	$580	AAA	$630	AAA

U.S. structured finance
Pooled corporate obligations	$24,822	AAA	$21,099	AAA
Commercial receivables	5,541	AAA	5,999	AA
Subprime mortgage-backed and home equity	5,887	AAA	5,023	AAA
Prime mortgage-backed and home equity	455	AAA	589	AAA
Consumer receivables	400	AA+	310	AAA
Other structured finance	1,060	AAA	2,315	AAA
Total U.S. structured finance	$38,165	AAA	$35,335	AAA

International
Pooled corporate obligations	$4,417	AAA	$2,126	AAA
Pooled infrastructure	4,207	AAA	4,616	AAA
Mortgage-backed and home equity	3,248	AA+	3,351	AA+
Other structured finance	1,693	AAA	1,767	AAA
Regulated utilities	587	AAA	259	AAA
Infrastructure	319	AAA	311	AAA
Future flow	110	BBB+	158	A-
Insurance securitizations	41	A-	41	A-
Public finance	9	AAA	49	A
Total international	$14,632	AAA	$12,676	AAA

Total exposures	$53,377	AAA	$48,641	AAA

(1) Assured internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Profile (12 of 16)

(dollars in millions)

Historical Net Par Outstanding and Average Rating by Asset Type

	As of June 30,		As of December 31,
	2007		2006		2005
Sector:	Net Par Outstanding	Avg. Rating (7)	Net Par Outstanding	Avg. Rating (7)	Net Par Outstanding (7)	Avg. Rating (7)
U.S. public finance
General obligation	$12,956	A+	$12,700	A+	$11,965	A+
Tax backed	11,852	A+	11,812	A+	10,671	A+
Municipal utilities	9,407	A+	9,673	A+	10,378	A+
Healthcare	7,139	A	6,580	A	6,003	A
Transportation	6,728	A	6,302	A	6,407	A
Investor-owned utilities	1,678	A-	1,580	BBB+	1,431	A-
Higher education	1,373	A	1,282	A	1,177	A
Housing	998	AA-	1,083	AA-	1,148	AA-
Structured municipal (1)	564	AAA	578	AAA	829	AAA
Other public finance (2)	792	A+	745	A	760	A
Total U.S. public finance	$53,487	A+	$52,335	A+	$50,769	A+

U.S. structured finance
Pooled corporate obligations(3)	$30,051	AAA	$25,604	AAA	$19,177	AAA
Commercial receivables(4)	8,324	AA	7,879	AA	4,358	AA-
Subprime mortgage-backed and home equity	6,746	AA+	6,390	AA+	4,221	AA+
Prime mortgage-backed and home equity	6,578	A	4,849	A	5,451	A
Consumer receivables (5)	3,642	AA	2,663	AA-	2,413	A
Other structured finance (6)	2,447	AA	4,199	AA	2,958	AA
Total U.S. structured finance	$57,789	AA+	$51,583	AA+	$38,578	AA

International
Regulated utilities	$6,650	A	$4,780	A-	$—	—
Pooled corporate obligations (3)	5,990	AAA	3,563	AAA	2,111	AAA
Mortgage-backed and home equity	4,608	AAA	4,982	AAA	2,139	AA+
Pooled infrastructure	4,207	AAA	4,616	AAA	—	—
Infrastructure	3,830	A-	3,640	BBB+	3,461	A-
Other structured finance	3,460	AA-	3,664	AA-	3,020	A
Public finance	1,299	A+	1,202	A+	1,456	A
Future flow	956	BBB	1,008	BBB	931	BBB
Insurance securitizations	879	A-	923	A-	—	—
Total international	$31,880	AA-	$28,378	AA-	$13,118	A+

Total exposures	$143,155	AA-	$132,296	AA-	$102,465	AA-

Mortgage guaranty risk in force	$1,398	N/A	$1,822	N/A	$2,332	N/A

Distribution by ratings of financial guaranty portfolio

	June 30, 2007		December 31, 2006		December 31, 2005
Ratings (7):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
AAA/Aaa	$64,671	45.2%	$57,054	43.1%	$34,492	33.7%
AA/Aa	23,335	16.3%	22,983	17.4%	19,978	19.5%
A/A	33,323	23.3%	32,822	24.9%	30,258	29.5%
BBB/Baa	20,956	14.6%	18,182	13.7%	16,404	16.0%
Below investment grade	870	0.6%	1,255	0.9%	1,333	1.3%
Total exposures	$143,155	100.0%	$132,296	100.0%	$102,465	100.0%

(1)  Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(2)  Other public finance: primarily includes student loans and government-sponsored project finance.

(3)  Pooled corporate obligations are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4)  Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(5)  Consumer receivables: principally includes auto loan receivables and credit card receivables.

(6)  Other structured finance: includes secured structured lending, manufactured housing, collateralized debt obligations of asset-backed securities and emerging markets.

(7)  Assured internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Profile (13 of 16)

(dollars in millions)

Financial Guaranty Direct Collateralized Debt Obligations of Asset-Backed Securities (CDOs of ABS)(1) Net Par Outstanding by Type of CDO, by Year Insured and by Collateral:

			Type of Collateral as a Percent of Total Pool							Ratings as of June 30, 2007
Year Insured	Legal Final Maturity(2)	Net Par Outstanding	ABS	RMBS (Includes Subprime)	Comm. MBS (CMBS)	CDOs of Investment Grade Corporate	CDOs of ABS	Total Collateral Pool	U.S. Subprime RMBS	S&P	Moody's	Original AAA Sub- ordination	Original Sub- ordination Below Assured	Current Sub- ordination Below Assured

CDOs of Mezzanine ABS(3):
2001	2017	$120.6	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	25.1%	25.1%	29.4%
2001	2016	64.1	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	28.1%	28.1%	37.8%
2002	2017	159.8	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	24.6%	24.6%	29.0%
2002	2017	133.4	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	22.1%	22.1%	24.4%
2002	2017	111.0	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	35.0%	35.0%	42.1%
2002	2017	81.3	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	24.0%	24.0%	29.4%
2003	2018	142.8	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	20.0%	20.0%	23.6%
2003	2038	84.6	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	23.0%	38.0%	46.2%
2003	2018	52.8	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	63.0%	63.0%	66.0%
2004	No CDO of ABS business written
2005	No CDO of ABS business written
2006	No CDO of ABS business written
2007 YTD	No CDO of ABS business written
	Subtotal:	$950.4	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	27.0%	28.4%	33.3%

CDOs of High Grade ABS(4):
2003	2008	280.8	0%	0%	0%	100%	0%	100%	0%	AAA	Aaa	7.0%	45.0%	45.0%
2004	No CDO of ABS business written
2005	No CDO of ABS business written
2006	No CDO of ABS business written
2007 YTD	No CDO of ABS business written
	Subtotal:	$280.8	0%	0%	0%	100%	0%	100%	0%	AAA	Aaa	7.0%	45.0%	45.0%

CDOs of Pooled AAA ABS(5):
2003	2010	640.1	35%	34%	26%	5%	0%	100%	0%	AAA	Aaa	0.0%	12.5%	12.5%
2003	2008	594.0	37%	57%	6%	0%	0%	100%	32%	AAA	Aaa	0.0%	10.0%	10.0%
2004	No CDO of ABS business written
2005	No CDO of ABS business written
2006	No CDO of ABS business written
2007 YTD	No CDO of ABS business written
	Subtotal:	$1,234.1	36%	45%	16%	3%	0%	100%	15%	AAA	Aaa	0.0%	11.3%	11.3%

Total:		$2,465.2	18%	23%	47%	13%	0%	100%	8%	AAA	Aaa	11.2%	21.7%	23.6%

(1)  A CDO of ABS is a collateralized debt obligation (CDO) transaction whose collateral pool consists primarily of asset-backed securities (ABS), including mortgage-backed securities (MBS).  ABS transactions securities generally represent an ownership interest in a trust that contains collateral supporting the notes.  Those interests are divided into several tranches that can have varying levels of subordination, credit protection triggers and credit ratings.

(2)  “Legal Final Maturity” represents the final date for payment specified in the transaction documents and does not take into account prepayments that shorten the expected maturity and weighted average life.

(3)  “CDOs of Mezzanine ABS” is a market term that refers to transactions where the underlying collateral at issuance is comprised of mezzanine tranches rated BBB or lower.  The collateral underlying Assured's exposure to CDOs of mezzanine ABS had weighted average ratings, based on rating information as of June 30, 2007, as follows: 17% AAA, 6% AA, 13% A, 46% BBB and 18% below investment grade (BIG).

(4)  “CDOs of High Grade ABS” is a market term that refers to transactions where the underlying collateral at issuance is comprised of mezzanine tranches rated single A or higher.  The collateral underlying Assured's exposure to CDOs of High Grade ABS had weighted average ratings, based on rating information, as of June 30, 2007 as follows: 31% AAA, 25% AA, 23% A, 21% BBB and 0% below investment grade (BIG).

(5)  “CDOs of Pooled AAA ABS” is a market term that refers to transactions where the underlying collateral at issuance is comprised of the senior-most AAA rated securities.  Assured's exposure to CDOs of Pooled AAA was rated, based on rating information as of June 30, 2007: 100% AAA/Aaa.

Assured Guaranty Ltd.

Financial Guaranty Profile (14 of 16)

(dollars in millions)

Financial Guaranty Direct Segment Originated U.S. Subprime Residential Mortgage-Backed Securities Net Par Outstanding by Year Insured from January 1, 2004 to June 30, 2007:

			Ratings as of June 30, 2007		Subordination (1)
Year Insured	Year Issued	Net Par Outstanding, as of June 30, 2007	S&P	Moody’s	Original AAA Sub- ordination	Original Sub- ordination Below Assured	Current Sub- ordination Below Assured

2004	2004	$139.4	AAA	Aaa	21.5%	21.5%	74.6%
2004	2004	115.0	AAA	Aaa	17.1%	17.1%	70.3%
2004	2004	45.8	AAA	Aaa	23.3%	23.3%	88.3%
2004 par insured:		$300.3

2005	2005	88.1	AAA	Aaa	23.0%	23.0%	43.3%
2005 par insured:		$88.1

2006	2005	$100.0	AAA	Aaa	24.2%	34.2%	46.9%
2006	2005	100.0	AAA	Aaa	19.0%	29.0%	41.8%
2006	2005	100.0	AAA	Aaa	20.1%	30.1%	44.8%
2006	2005	100.0	AAA	Aaa	25.5%	35.5%	51.0%
2006	2005	100.0	AAA	Aaa	20.7%	30.7%	46.8%
2006	2005	100.0	AAA	Aaa	22.1%	32.1%	39.9%
2006	2005	100.0	AAA	Aaa	24.6%	34.6%	56.9%
2006	2005	100.0	AAA	Aaa	26.5%	36.5%	50.4%
2006	2005	100.0	AAA	Aaa	21.2%	31.2%	43.9%
2006	2005	100.0	AAA	Aaa	21.9%	31.9%	67.0%
2006	2005	100.0	AAA	Aaa	22.6%	32.6%	58.4%
2006	2005	100.0	AAA	Aaa	20.1%	30.1%	39.0%
2006	2005	100.0	AAA	Aaa	21.8%	31.8%	57.0%
2006	2005	100.0	AAA	Aaa	21.7%	31.7%	49.3%
2006	2005	100.0	AAA	Aaa	22.9%	32.9%	50.8%
2006	2005	100.0	AAA	Aaa	23.6%	33.6%	45.6%
2006	2005	100.0	AAA	Aaa	20.6%	30.6%	41.3%
2006	2005	100.0	AAA	Aaa	23.6%	33.6%	48.9%
2006	2005	100.0	AAA	Aaa	25.7%	35.7%	50.8%
2006	2005	100.0	AAA	Aaa	18.2%	28.2%	45.7%
2006	2005	100.0	AAA	Aaa	17.6%	27.6%	39.2%
2006	2006	100.0	AAA	Aaa	22.5%	32.5%	46.6%
2006	2006	100.0	AAA	Aaa	21.4%	31.4%	38.8%
2006	2006	100.0	AAA	Aaa	26.0%	36.0%	47.0%
2006	2006	100.0	AAA	Aaa	20.6%	30.6%	37.6%
2006	2006	100.0	AAA	Aaa	22.6%	32.6%	37.4%
2006	2006	100.0	AAA	Aaa	21.7%	31.7%	40.7%
2006	2006	100.0	AAA	Aaa	21.0%	31.0%	42.0%
2006	2006	100.0	AAA	Aaa	25.7%	35.7%	45.1%

(1)  Subordination refers to the level of credit protection provided by subordinate tranches within the deal structure.  Total credit enhancement includes both subordination and the benefit from excess spread.

Assured Guaranty Ltd.

Financial Guaranty Profile (15 of 16)

(dollars in millions)

Financial Guaranty Direct Segment Originated U.S. Subprime Residential Mortgage-Backed Securities Net Par Outstanding by Year Insured from January 1, 2004 to June 30, 2007 (continued):

			Ratings as of June 30, 2007		Subordination (1)
Year Insured	Year Issued	Net Par Outstanding	S&P	Moody’s	Original AAA Sub-ordination	Original Sub- ordination Below Assured	Current Sub- ordination Below Assured

2006	2006	$100.0	AAA	Aaa	16.4%	26.4%	34.5%
2006	2005	80.0	AAA	Aaa	24.2%	24.2%	36.9%
2006	2005	80.0	AAA	Aaa	19.0%	19.0%	31.8%
2006	2005	80.0	AAA	Aaa	20.1%	20.1%	34.8%
2006	2005	80.0	AAA	Aaa	25.5%	25.5%	41.0%
2006	2005	80.0	AAA	Aaa	20.7%	20.7%	36.8%
2006	2005	80.0	AAA	Aaa	22.1%	22.1%	29.9%
2006	2005	80.0	AAA	Aaa	24.6%	24.6%	46.9%
2006	2005	80.0	AAA	Aaa	21.2%	21.2%	33.9%
2006	2005	80.0	AAA	Aaa	21.9%	21.9%	57.0%
2006	2005	80.0	AAA	Aaa	22.6%	22.6%	48.4%
2006	2005	80.0	AAA	Aaa	20.1%	20.1%	29.0%
2006	2005	80.0	AAA	Aaa	21.8%	21.8%	47.0%
2006	2005	80.0	AAA	Aaa	21.7%	21.7%	39.3%
2006	2005	80.0	AAA	Aaa	22.9%	22.9%	40.8%
2006	2005	80.0	AAA	Aaa	23.6%	23.6%	35.6%
2006	2005	80.0	AAA	Aaa	20.6%	20.6%	31.3%
2006	2005	80.0	AAA	Aaa	23.6%	23.6%	38.9%
2006	2005	80.0	AAA	Aaa	25.7%	25.7%	40.8%
2006	2005	80.0	AAA	Aaa	18.2%	18.2%	35.7%
2006	2005	80.0	AAA	Aaa	17.6%	17.6%	29.2%
2006 par insured:		$4,600.2

2007	2005	$25.0	AAA	Aaa	18.7%	18.7%	21.3%
2007	2006	25.0	AAA	Aaa	21.5%	21.5%	32.5%
2007	2006	25.0	AAA	Aaa	18.6%	18.6%	21.1%
2007	2006	25.0	AAA	Aaa	22.7%	22.7%	33.9%
2007	2006	25.0	AAA	Aaa	21.2%	21.2%	25.6%
2007	2006	25.0	AAA	Aaa	23.9%	23.9%	26.1%
2007	2006	25.0	AAA	Aaa	25.3%	25.3%	38.0%
2007	2006	25.0	AAA	Aaa	23.5%	23.5%	33.5%
2007	2006	25.0	AAA	Aaa	26.0%	26.0%	30.3%
2007	2006	25.0	AAA	Aaa	21.5%	21.5%	27.1%
2007	2006	25.0	AAA	Aaa	21.7%	21.7%	25.2%
2007	2006	25.0	AAA	Aaa	20.2%	20.2%	23.1%
2007	2006	25.0	AAA	Aaa	19.8%	19.8%	24.4%
2007	2006	25.0	AAA	Aaa	19.7%	19.7%	28.0%
2007	2006	25.0	AAA	Aaa	20.2%	20.2%	23.2%
2007	2006	25.0	AAA	Aaa	19.2%	19.2%	21.4%
2007	2006	25.0	AAA	Aaa	20.2%	20.2%	27.3%

(1)  Subordination refers to the level of credit protection provided by subordinate tranches within the deal structure.  Total credit enhancement includes both subordination and the benefit from excess spread.

Assured Guaranty Ltd.

Financial Guaranty Profile (16 of 16)

(dollars in millions)

Financial Guaranty Direct Segment Originated U.S. Subprime Residential Mortgage-Backed Securities Net Par Outstanding by Year Insured from January 1, 2004 to June 30, 2007 (continued):

			Ratings as of June 30, 2007		Subordination (1)
Year Insured	Year Issued	Net Par Outstanding	S&P	Moody’s	Original AAA Sub- ordination	Original Sub- ordination Below Assured	Current Sub- ordination Below Assured

2007	2006	$25.0	AAA	Aaa	21.8%	21.8%	27.1%
2007	2006	25.0	AAA	Aaa	24.9%	24.9%	33.5%
2007	2006	25.0	AAA	Aaa	23.4%	23.4%	28.5%
2007	2006	25.0	AAA	Aaa	17.6%	17.6%	19.5%
2007	2006	25.0	AAA	Aaa	25.2%	25.2%	39.9%
2007	2006	25.0	AAA	Aaa	20.7%	20.7%	30.1%
2007	2006	25.0	AAA	Aaa	21.4%	21.4%	25.6%
2007	2006	25.0	AAA	Aaa	23.2%	23.2%	25.6%
2007	2006	25.0	AAA	Aaa	21.0%	21.0%	31.8%
2007	2006	25.0	AAA	Aaa	26.0%	26.0%	37.0%
2007	2006	25.0	AAA	Aaa	22.1%	22.1%	25.4%
2007	2006	25.0	AAA	Aaa	20.5%	20.5%	27.5%
2007	2006	25.0	AAA	Aaa	21.7%	21.7%	24.8%
2007	2006	25.0	AAA	Aaa	18.7%	18.7%	22.6%
2007	2006	25.0	AAA	Aaa	19.5%	19.5%	28.6%
2007	2006	25.0	AAA	Aaa	22.3%	22.3%	31.6%
2007	2006	25.0	AAA	Aaa	21.6%	21.6%	23.7%
2007	2006	25.0	AAA	Aaa	22.0%	22.0%	27.4%
2007	2006	25.0	AAA	Aaa	17.4%	17.4%	29.5%
2007	2006	25.0	AAA	Aaa	22.5%	22.5%	26.4%
2007	2006	25.0	AAA	Aaa	22.1%	22.1%	30.0%
2007	2006	25.0	AAA	Aaa	17.4%	17.4%	23.0%
2007	2006	25.0	AAA	Aaa	22.1%	22.1%	30.2%
2007	2007	44.0	AAA	Aaa	20.3%	20.3%	22.8	%(3)
YTD 2007 par insured:		$1,044.0

Total		$6,032.6

Financial Guaranty Direct U.S. Subprime Residential Mortgage-Backed Securities Net Par Outstanding Underwritten Since January 1, 2004 by Rating2 and Year of Issue as of June 30, 2007

	Super	AAA	AA	A	BBB	BIG
Year Issued	Senior	Rated	Rated	Rated	Rated	Rated	Total

2004	$—	$300.3	$—	$—	$—	$—	$300.3
2005	2,100.2	1,713.1	—	—	—	—	3,813.3
2006	900.1	975.0	—	—	—	—	1,875.1
2007	—	44.0	—	—	—	—	44.0
	$3,000.2	$3,032.4	$—	$—	$—	$—	$6,032.6

% of total	49.7%	50.3%	0.0%	0.0%	0.0%	0.0%	100.0%

(1)  Subordination refers to the level of credit protection provided by subordinate tranches within the deal structure. Total credit enhancement includes both subordination and the benefit from excess spread.

(2)  Assured internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies.

(3)  This transaction is a secondary market execution on a deal that is wrapped by another AAA-rated financial guarantor. The underlying security is also rated AAA/Aaa.

Assured Guaranty Ltd.

Non-Investment Grade Exposures

as of June 30, 2007

(dollars in millions)

	Weighted Average	Net Par	Average
Non-Investment Grade Exposures by Asset Type:	Remaining Life	Outstanding	Rating (1)
U.S. public finance
Transportation	20.5	$190	B+
General obligation	14.8	77	BB+
Tax backed	16.5	73	BB
Healthcare	10.9	56	B+
Municipal utilities	10.5	13	C
Housing	13.4	4	B-
Higher education	13.4	1	BB+
Investor-owned utilities	10.0	—	BB
Structured municipal	—	—	—
Other public finance	—	—	—
Total U.S. public finance	17.0	$413	BB-

U.S. structured finance
Commercial receivables	5.0	$128	BB
Subprime mortgage-backed and home equity	6.9	100	B-
Pooled corporate obligations	4.0	26	B
Consumer receivables	—	—	—
Prime mortgage-backed and home equity	1.7	—	D
Other structured finance	8.1	128	BB+
Total U.S. structured finance	6.5	$383	BB-

International
Infrastructure	10.7	$49	BB+
Other structured finance	9.0	25	B-
Pooled infrastructure	—	—	—
Pooled corporate obligations	—	—	—
Public finance	—	—	—
Total international	10.1	$74	BB-

Total non-investment grade exposures	11.8	$870	BB-

Top Ten Non-Investment Grade Exposures as of June 30, 2007

	Weighted Average	Net Par	Average
Name or Description	Remaining Life	Outstanding	Rating (1)
Public Finance Infrastructure Transaction	21.1	$165	BB-
Structured Finance Domestic Manufactured Housing Transactions(2)	6.6	118	BB+
Structured Finance Domestic Auto Fleet Financing Transaction	2.7	100	BB+
Puerto Rico Public Finance Corporation	15.6	69	BB+
International Airport Facility	7.2	33	BB
Louisiana State Stadium & Exposition District	20.4	29	BB
New Orleans Louisiana Exhibit Hall - Morial	16.2	29	BB
Structured Finance Domestic Franchise Loan Receivable Transactions(3)	13.5	28	B
International Equipment Lease Transaction	9.0	25	CCC-
Structured Finance Domestic Subprime Mortgage-backed Transaction	4.0	24	BB
Total	12.3	$622	BB

(1)          Assured internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies.

(2)          Exposure comprised of twelve series: 10 series totaling $115.5 million - rated ‘BB+’, $1.4 million rated ‘BB’, and $1.4 million rated ‘B’

(3)          Exposure comprised of two series: one in the amount of $15.2 million and the other for $13.0 million both rated ‘B’.

Assured Guaranty Ltd.

Closely Monitored Credits (“CMC”)

(dollars in millions)

Net Par Outstanding by Credit Monitoring Category (1)

	June 30, 2007
Description:	Net Par Outstanding	%	Number of Credits in Category
Fundamentally sound risk	$142,245	99.4%

Closely monitored credits:
Category 1	683	0.5%	24
Category 2	96	0.1%	15
Category 3	85	0.1%	19
Category 4	22	—	15
CMC Total	886	0.6%	73

Other below investment grade risk	24	—	51
Total	$143,155	100.0%

	December 31, 2006
Description:	Net Par Outstanding	%	Number of Credits in Category
Fundamentally sound risk	$130,944	99.0%

Closely monitored credits:
Category 1	855	0.6%	43
Category 2	318	0.2%	13
Category 3	123	0.1%	18
Category 4	22	—	13
CMC Total	1,318	1.0%	87

Other below investment grade risk	34	—	68
Total	$132,296	100.0%

(1)  Assured’s surveillance department is responsible for monitoring the Company’s portfolio of credits and maintains a list of closely monitored credits. The closely monitored credits are divided into four categories: Category 1 (low priority; fundamentally sound, greater than normal risk); Category 2 (medium priority; weakening credit profile, may result in loss); Category 3 (high priority; claim/default probable, case reserve established); Category 4 (claim paid, case reserve established for future payments). The closely monitored credits include all below investment grade (BIG) exposures where there is a material amount of exposure (generally greater than $10.0 million) or a material risk of the Company incurring a loss greater than $0.5 million. The closely monitored credits also include investment grade (IG) risks where credit quality is deteriorating and where, in the view of the Company, there is significant potential that the risk quality will fall below investment grade.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 1 of 4)

as of June 30, 2007

(dollars in millions)

25 Largest U.S. Public Finance Exposures

	Net Par
Revenue Source:	Outstanding(2)	Rating(1)
State of California General Obligation & Leases	$866	A+
City of Chicago General Obligation & Leases	724	AA-
New York City General Obligation & Leases	685	A+
Commonwealth of Massachusetts General Obligation & Bay Transportation	656	AA-
State of New Jersey General Obligation & Leases	638	AA-
Commonwealth of Puerto Rico General Obligation & Leases	612	BBB-
Jefferson County, Alabama Sewer Enterprise	578	A
State of Washington General Obligation	566	AA
State of New York General Obligation & Leases	561	AA
Metropolitan Transportation Authority (New York) - Transportation Revenue	541	A
Puerto Rico Highway & Transportation Authority	539	BBB
Puerto Rico Electric Power Authority	525	BBB+
New York City Municipal Water Finance Authority	512	AA
Long Island Power Authority	437	A-
Energy Northwest	437	AA
Los Angeles Unified School District	429	AA
Denver International Airport System	428	A
City of Houston Water & Sewer System	421	A+
San Francisco Airport Commission	377	A
District of Columbia General Obligation	354	A
New Jersey Turnpike Authority	350	A
Massachusetts School Building Authority	327	AA
University of California Board Of Regents	290	AA-
State of Wisconsin General Obligation & Leases	289	AA-
Chicago Public Building Commission - Chicago Board Of Education	286	A
Total top 25 U.S. public finance exposures	$12,428

(1)  Assured internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies.

(2)  Excludes net par in force for transactions insured by a AAA monoline financial guaranty company.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 2 of 4)

as of June 30, 2007

(dollars in millions)

25 Largest U.S. Structured Finance Exposures

	Net Par
Revenue Source:	Outstanding(2)	Rating(1)
Private - Consumer ABS	$1,200	AAA
Field Point III & IV, Limited	1,005	AA-
Countrywide Home Equity Loan Trust 2007-D	810	BBB
Private - CDO	760	AAA
Private - CDO	720	AAA
Sandelman Finance 2006-1 Limited	632	AA
Synthetic CDO - IG ABS	594	AAA
Impac CMB Trust Series 2007-A	582	A+
Field Point I & II, Limited	544	AA-
Private - CDO	530	AAA
Private - RMBS	500	A
Private - CDO	486	AAA
Private - Consumer ABS	450	AAA
Synthetic CDO - IG Corporate	438	AAA
Synthetic CDO - IG Corporate	438	AAA
Synthetic CDO - IG Corporate	438	AAA
Private - Consumer ABS	420	AAA
Airspeed Limited Series 2007-1 Class G-2 Notes	418	BBB+
Ares Enhanced Credit Opportunities Fund	414	AAA
Synthetic CDO - IG Corporate	410	AAA
Mcdonnell Loan Opportunity Fund	403	AAA
Countrywide Home Equity Loan Trust 2005-J Cl 1-A	391	BBB-
Private - CDO	389	AAA
Countrywide Home Equity Loan Trust 2005-J Cl 2-A	389	BBB-
Southfork CLO Ltd. Class A-1G	380	AAA
Total top 25 U.S. structured finance exposures	$13,740

(1)  Assured internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies.

(2)  Excludes net par in force for transactions insured by a AAA monoline financial guaranty company.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 3 of 4)

as of June 30, 2007

(dollars in millions)

10 Largest Healthcare Exposures

	Net Par
Revenue Source:	Outstanding(2)	Rating(1)	State
Catholic Healthcare West	$222	A	CA
Covenant Health	177	A-	TN
Texas Health Resources	153	A+	TX
Ascension Health Credit Group	144	AA	MO
Catholic Healthcare Partners	132	AA-	OH
Benefis Healthcare System	125	A-	MT
W.A. Foote Memorial Hospital	125	A-	MI
Adventist Healthcare System West	119	A	CA
Sutter Health Obligated Group	116	AA-	CA
Medstar Health Inc.	109	BBB	MD
Total top 10 healthcare exposures	$1,423

10 Largest International Exposures

Revenue Source:	Net Par Outstanding(2)	Rating(1)
Private - RMBS	$1,478	AAA
Graphite Mortgages Plc Provide Graphite 2005-2	1,249	AAA
Paragon Mortgages (No.13) Plc	1,063	AAA
Essential Public Infrastructure Capital II	1,021	AAA
International Infrastructure Pool	854	AAA
International Infrastructure Pool	854	AAA
International Infrastructure Pool	795	AAA
Nemus Funding No.1 PLC	706	AAA
Stichting PROFILE Securitisation I	682	AAA
Synthetic CDO - IG ABS	640	AAA
Total top 10 international exposures	$9,343

(1) Assured internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies.

(2) Excludes net par in force for transactions insured by a AAA monoline financial guaranty company.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 4 of 4)

as of June 30, 2007

(dollars in millions)

10 Largest Mortgage Servicers (Prime and Subprime) Exposures

Net Par
Revenue Source:	Outstanding(1)
Countrywide Home Loans, Inc.	$3,082
European Mortgage Servicer (Private Transaction)	1,478
Residential Funding Corporation	1,451
Northern Rock PLC	1,249
Paragon Finance PLC	1,063
Wells Fargo Home Mortgage, Inc.	946
AMC Mortgage Services	878
East West Bancorp, Inc.	793
Impac Funding Corporation	644
Aurora Loan Services, Inc.	462
Total top 10 mortgage servicers exposures	$12,045

(1)  Excludes net par in force for transactions insured by a AAA monoline financial guaranty company.

Assured Guaranty Ltd.

Consolidated Capital and Claims Paying Resources

(dollars in millions)

	As of June 30, 2007			As of December 31, 2006
	Assured Guaranty Corp.	Assured Guaranty Re Ltd. (1)	Consolidated	Assured Guaranty Corp.	Assured Guaranty Re Ltd. (1)	Consolidated
Statutory surplus and reserves
Unearned premium reserve (2)	$270	$459	$729	$239	$444	$683
Contingency reserve	691	—	691	631	—	631
Policyholders’ surplus	243	787	1,030	286	741	1,027
Loss & loss adjustment expense reserves (3)	13	16	29	15	18	33
Total policyholders’ surplus & reserves	$1,217	$1,262	$2,479	$1,171	$1,203	$2,374

Claims paying resources
Policyholders’ surplus	$243	$787	$1,030	$286	$741	$1,027
Contingency reserve	691	—	691	631	—	631
Qualified statutory capital	934	787	1,721	917	741	1,658
Unearned premium reserve (2)	270	459	729	239	444	683
Loss & loss adjustment expense reserves (3)	13	16	29	15	18	33
Total policyholders’ surplus & reserves	1,217	1,262	2,479	1,171	1,203	2,374
Present value of installment premium (d)	404	219	623	356	230	586
Standby line of credit/stop loss	455	—	455	455	—	455
Total claims paying resources	$2,076	$1,481	$3,557	$1,982	$1,433	$3,415

Net par insured outstanding	$75,855	$67,389	$143,155	$68,370	$63,927	$132,296
Net debt service outstanding	$109,800	$105,467	$215,125	$85,522	$94,652	$180,174

Ratios:
Net par insured to statutory capital	81:1	86:1	83:1	75:1	86:1	80:1
Capital ratio (4)	118:1	134:1	125:1	93:1	128:1	109:1
Financial resources ratio (5)	53:1	71:1	60:1	43:1	66:1	53:1

(1)  Assured Guaranty Re Ltd. (AG Re) numbers are the Company’s estimate of U.S. statutory as the company files Bermuda statutory financial statements.

(2)  Unearned premium reserve for AG Re is U.S. GAAP based and net of prepaid reinsurance premiums.

(3)  Loss and loss adjustment reserves for AG Re are U.S. GAAP based and net of reinsurance recoverable and portfolio reserves.

(4)  The capital ratio is calculated by dividing net par and interest insured by qualified statutory capital.

(5)  The financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Assured Guaranty Ltd.

Summary Financial and Statistical Data

(dollars in millions, except per share amounts)

		Year Ended December 31,
	YTD 2007	2006	2005	2004
GAAP Summary Income Statement Data

Gross premiums written	$161.4	$325.7	$252.1	$190.9
Net earned premiums	108.1	206.7	198.7	187.9
Net investment income	62.3	111.5	96.8	94.8
Total expenses	63.0	132.1	64.9	114.6
Income before provision for income taxes	78.7	190.0	229.6	233.3
Net income	71.8	159.7	188.4	182.8
Operating income	92.8	157.2	190.0	141.1

Net income per diluted share	$1.04	$2.15	$2.53	$2.44
Operating income per diluted share	$1.35	$2.12	$2.55	$1.88

Financial Ratios:
Loss and LAE ratio	(12.8)%	(3.3)%	(35.0)%	(17.0)%
Expense ratio	59.0%	59.2%	58.9%	65.4%
Combined ratio	46.2%	55.9%	23.9%	48.4%

GAAP Summary Balance Sheet Data (End of Period)

Total investments and cash	$2,509.5	$2,469.9	$2,256.0	$2,157.9
Total assets	2,972.5	2,935.3	2,696.3	2,703.7
Unearned premium reserves	693.4	644.5	537.1	521.3
Loss and LAE reserves	108.8	120.6	128.4	236.2
Senior notes	197.4	197.4	197.3	197.4
Series A Enhanced Junior Subordinated Debentures	149.7	149.7	—	—
Shareholders’ equity	1,694.8	1,650.8	1,661.5	1,527.6
Book value per share	$24.98	$24.44	$22.22	$20.19

Other Financial Information:
Net debt service outstanding (end of period)	$215,125	$180,174	$145,694	$136,120
Gross debt service outstanding (end of period)	$218,199	$181,503	$148,836	$139,129
Net par outstanding (end of period)	143,155	132,296	102,465	95,592
Gross par outstanding (end of period)	145,848	133,303	105,258	98,221

Consolidated qualified statutory capital	1,721	1,658	1,545	1,351
Consolidated policyholders’ surplus & reserves	2,479	2,374	2,182	1,990

Ratios:
Par insured to statutory capital	83:1	80:1	66:1	71:1
Capital ratio(1)	125:1	109:1	94:1	101:1
Financial resources ratio(2)	60:1	53:1	48:1	51:1

Gross debt service written:
U.S. public finance	$7,649	$13,261	$13,335	$11,943
U.S. structured finance	18,691	28,902	16,724	15,131
International	7,635	17,979	5,729	3,897
Total gross debt service written	$33,976	$60,142	$35,788	$30,970

Net debt service written	32,324	59,775	35,440	30,680
Net par written	22,088	50,541	26,020	23,125
Gross par written	23,672	50,892	26,320	23,375

(1)  The capital ratio is calculated by dividing net par and interest insured by qualified statutory capital.

(2)  The financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Endnotes related to non-GAAP financial measures discussed in the financial supplement:

(a) Present value of gross written premiums or PVP, which is a non-GAAP financial measure, is defined as gross upfront and installment premiums received and the present value of gross estimated future installment premiums, on contracts written in the current period, discounted at 6% per year.   Management believes that PVP is a useful measure for management, equity analysts and investors because it permits the evaluation of the value of new business production for Assured by taking into account the value of estimated future installment premiums on new contracts underwritten in a reporting period, which GAAP gross premiums written does not adequately measure.  Actual future net earned or written premiums may differ from PVP due to factors such as prepayments, amortizations, refundings, contract terminations or defaults that may or may not be influenced by market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults, or other factors that management cannot control or predict. This measure should not be viewed as a substitute for gross written premiums determined in accordance with GAAP.

(b) Operating income, which is a non-GAAP financial measure, is defined as net income excluding after-tax realized gains (losses) on investments and after-tax unrealized gains (losses) on derivative financial instruments.  Operating return on equity (ROE) represents operating income as a percentage of average shareholders' equity, excluding accumulated other comprehensive income. Management believes that operating income and operating ROE are useful measures for management, equity analysts and investors because the presentation of operating income and operating ROE enhance the understanding of Assured’s results of operations by highlighting the underlying profitability of Assured’s insurance business.  Net realized gains (losses) on investments and net unrealized gains (losses) on derivative financial instruments are excluded because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, market interest rates, credit spreads, and other factors that management cannot control or predict.  These measures should not be viewed as substitutes for net income or ROE determined in accordance with GAAP.

(c) Adjusted book value, which is a non-GAAP financial measure, is defined as shareholders’ equity (book value) plus the after-tax value of the unearned premium reserve net of prepaid reinsurance premiums, plus the net present value of estimated future installment premiums in force, less future ceding commissions, after tax discounted at 6%, less deferred acquisition costs, after tax.  Management believes that adjusted book value is a useful measure for management, equity analysts and investors because the calculation of adjusted book value permits an evaluation of the net present value of the Company’s in-force premiums and capital base. The premiums described above will be earned in future periods, but may differ materially from the estimated amounts used in determining current adjusted book value due to changes in market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults, and other factors that management cannot control or predict.  This measure should not be viewed as a substitute for book value determined in accordance with GAAP.

(d) Net present value of estimated future installment premiums in force, which is a non-GAAP financial measure, is defined as the present value of estimated future installment premiums from our in-force book of business, net of reinsurance and discounted at 6%.  Management believes that net present value of estimated future installment premiums in force is a useful measure for management, equity analysts and investors because it permits an evaluation of the value of future estimated installment premiums. Estimated future premiums may change from period to period due to changes in par outstanding, maturity, or other factors that management cannot control or predict that result from market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults, or other factors.  There is no comparable GAAP financial measure.

For adjusted book value, net present value of estimated future installment premiums in force, and PVP, Assured uses 6% as the present value discount rate because it is the approximate taxable equivalent yield on Assured’s investment portfolio for the periods presented.

Contacts:

Equity Investors and Media
Sabra Purtill
Managing Director, Investor Relations and Strategic Planning
(212) 408-6044
spurtill@assuredguaranty.com

Chris McNamee
Vice President, Investor Relations
(212) 261-5509
cmcnamee@assuredguaranty.com

Fixed Income Investors
Assured Guaranty Ltd.	Michael Walker
30 Woodbourne Avenue	Director, Fixed Income Investor Relations
Hamilton HM 08	(212) 261-5575
Bermuda	mwalker@assuredguaranty.com
www.assuredguaranty.com